The Al Frank Fund

                           465 Forest Avenue, Suite I
                             Laguna Beach, CA 92651
                                 (888) 263-6443

                                   PROSPECTUS

     The Al Frank Fund (the "Fund") is a mutual fund with the investment objective of seeking growth of capital. The Fund attempts to achieve its objective by investing in equity securities which its investment advisor determines are undervalued. See "Investment Objective and Policies." Shares are available on a no-load basis to investors. There can be no assurance that the Fund will achieve its investment objective.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a separate series of Advisors Series Trust (the "Trust"), an open-end registered management investment company. A Statement of Additional Information (the "SAI") dated December 29, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This SAI is available without charge upon request to the Fund at the address given above. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

                                December 29, 1997
                           Supplemented March 23, 1998


Table of Contents

Expense Table .............................................................    2

Investment Objective and Policies .........................................    3

Other Investments and
    Investment Techniques .................................................    4

Management of the Fund ....................................................    5

Investor Guide ............................................................    8

Other Information .........................................................   10

Services Available to Shareholders ........................................   10

How to Redeem Your Shares .................................................   11

Distributions and Taxes ...................................................   13

General Information .......................................................   14



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Table

Expenses are one of several factors to consider when investing in the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, redemption fees, and annual operating expenses, such as investment advisory fees. The Fund is a no-load mutual fund. The Fund has adopted a plan of distribution under which it will pay the Advisor, as Distribution Coordinator, a fee at the annual rate of up to 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share possibly subject to a redemption fee payable to the Fund. See below.

Shareholder Transaction Expenses

Maximum Sales Load Imposed on
     Purchases                                              None
Maximum Sales Load Imposed on
     Reinvested Dividends                                   None
Deferred Sales Load                                         None
Redemption Fee (a) (on shares
     held less than 6 months)                               2.00%

Annual Operating Expenses
   (As a percentage of average net
    assets)
Investment Advisory Fee                                     1.00%
12b-1 Fee                                                   0.25%
Other Expenses
   (after reimbursement) (b)                                1.00%
                                                            ----

Total Fund Operating
    Expenses (c)                                            2.25%
                                                            ----

(a) A 2.00% redemption fee, payable to the Fund, will be assessed on shares purchased and held for less than 6 months. Shares purchased prior to April 20, 1998 or held for more than 6 months will not be subject to a redemption fee. See "How to Redeem Your Shares" in this prospectus.

(b) Other Expenses are estimated for the first fiscal year of the Fund.

(c) The Advisor has agreed to reduce its fees and/or pay expenses of the Fund to insure that the Fund's expenses will not exceed 2.25%. If the Advisor did not limit the Fund's expenses, it is expected that "Other Expenses" in the above table would be 1.45% and "Total Operating Expenses" would be 2.70%. If the Advisor does waive any of its fees or pay Fund expenses, the Fund may reimburse the Advisor in future years. See "Management of the Fund."

Example

This table illustrates the net operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                             1 Year            3 Years
                               $23               $70

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition,

Prospectus                              2
federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

The minimum initial investment in the Fund is $5,000, with subsequent minimum investments of $500 or more ($2,000 and $250, respectively, for retirement plans). Shares will be redeemed at their net asset value.

Investment Objective
And Policies

What is the Fund's investment objective?

The investment objective of the Fund is to seek growth of capital. There can be no assurance that the Fund will achieve its objective.

How does the Fund seek to achieve its objective?

Al Frank Asset Management, Inc. (the "Advisor") selects equity securities for the Fund's portfolio that it believes are out of favor and undervalued -- i.e., those trading for low fundamental valuations relative to what the Advisor thinks their businesses will be worth over the next five years. The Advisor then attempts to purchase the securities and hold them until it believes that the securities have reached a fair value.

There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.

How does the Advisor select equity securities for the Fund's portfolio?

The Advisor selects equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants, on the basis of fundamental corporate analysis. It screens a universe of more than 6,000 stocks in order to identify those with low multiples of earnings, book value, cash flow and revenues. The Advisor also uses technical analysis to anticipate periods when the securities markets are either extremely undervalued and oversold, or overvalued and overbought. When the Advisor believes the market is undervalued, it may borrow money to leverage the Fund's portfolio, as described below. When it believes the market is overvalued, it may take a temporary defensive position or use options, as described below. The Fund's portfolio is expected to be highly diversified, generally with more than 100 separate securities.

The Advisor is very selective in making investments. During the initial six months of the Fund's operations and when the Fund experiences heavy cash flows, the Fund may not be fully invested.

The Advisor sells a stock when its analysis indicates that it is fully valued or when it believes a strong market sell signal has been

                                       3                              Prospectus
generated. The Advisor does not expect the Fund's annual turnover rate to exceed 25%.

What does the Fund use for cash reserves?

For temporary defensive purposes, the Advisor may invest up to 100% of the Fund's total assets in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.


Other investments and
investment techniques

The Fund may borrow money, as described below. More information about this technique is contained in the SAI. In addition, the Fund may buy or write options on equities and stock indices and lend its portfolio securities, although it does not expect to invest more than 5% of its total net assets in options.

Borrowing money.

The Fund may borrow money from banks for leverage, up to one-third of its total assets. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund is required to segregate high quality liquid assets with its custodian equal to the amount it has borrowed.

Selling Short.

The Fund may sell securities short by borrowing securities it does not own and selling them. The Fund is then obligated to replace the securities borrowed by purchasing them at the market price at the time of replacement. If the securities sold short increase in value between the time of sale and the time the Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, the Fund may repurchase them at a lower price and realize a profit. There are limits on the extent to which the Fund may engage in short sales, as described in the SAI.

Prospectus                              4

Investment  restrictions.

The Fund has adopted certain investment restrictions, which are described fully in the SAI. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares. As a fundamental policy, the Fund is a diversified fund.

Management of The Fund

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

The Advisor.

The Fund's Advisor, Al Frank Asset Management, Inc., 465 Forest Avenue, Suite I, Laguna Beach, California 92651 has provided, together with its predecessor organizations, asset management services to individuals and institutional investors since 1977. The Advisor was established and is controlled by its President, Al Frank. Mr. Frank and another member of the firm, John Buckingham, are principally responsible for the management of the Fund's portfolio. Mr. Buckingham has been Executive Vice President and Director of Research of the Advisor since 1990, having joined the firm in 1987.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.00%.

Prior Performance of the Advisor.

The following table sets forth composite performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor.

The composite performance data shown below were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not

                                       5                              Prospectus
included in the calculation. The Advisor's Composite includes all actual, fee-paying, discretionary private accounts in excess of $100,000 in equity, where some level of margin trading is utilized. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The quarterly returns of the Advisor's Composite combine the individual accounts' returns, calculated on a time-weighted rate of return by asset-weighting each individual account's asset value as of the beginning of the quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. This method of calculation differs from the method that mutual funds are required to use in calculating their total return.

The private accounts that are included in the Advisor's Composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. In addition, certain of the accounts in the Composite used margin leverage at higher levels than the Fund will be able to achieve through its borrowing. The performance results for the Advisor's Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies.

The investment results of the Advisor's Composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data. The record is presented for the last seven years, which reflects the complete joint management record of both Al Frank and John Buckingham, who became involved in the decision making process in the fourth quarter of 1990.


Annualized Total Return of the Advisor's Margin Accounts For Years ended September 30, 1997

Number                                             Advisor's
of Years                                           Composite            S&P 500*

Seven Years                                         30.26%               20.71%

Five Years                                          31.95%               20.71%

Three Years                                         40.50%               29.82%

One Year                                            73.72%               40.21%

* The Standard & Poor's 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the larger capitalization United States stock market. The Index is adjusted to reflect reinvestment of dividends.

Prospectus                             6

Information about The Prudent Speculator.

The Advisor has published a newsletter for over 20 years under the name, The Prudent Speculator. The Prudent Speculator was ranked the top performing newsletter in terms of total return for the 15 years ended November 30, 1997 and the five years ended November 30, 1997, by The Hulbert Financial Digest, as documented in the most recent issue (dated December, 1997) of The Hulbert Financial Digest. The Hulbert Financial Digest also ranked The Prudent Speculator to be the best total return performer for 1996. The Hulbert Financial Digest is a respected independent newsletter-ranking publication that has been tracking newsletter performance since 1980. Of course, investors in the Fund should realize that the Fund does not and cannot invest with the same flexibility as a newsletter model account; thus, the performance of the Advisor's newsletter, which also reflects a different management style from that used for the Fund, should not be considered indicative of how the Fund would have or might perform, even if there were comparability. Past performance is not predictive of future performance.

The Administrator.

Investment Company Administration Corporation (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, shareholder servicing agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a $30,000 annual minimum.

Other operating expenses.
The Fund is responsible for its own operating expenses, including but not limited to, the advisory and administration fees, custody and shareholder servicing agent fees, legal and auditing expenses, federal and state registration fees, and fees to the Trust's disinterested trustees. The Advisor may reduce its fees or reimburse the Fund for expenses at any time in order to reduce the Fund's expenses. Reductions made by the Advisor in its fees or payments or reimbursements of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three subsequent years provided the Fund is able to do so and remain in compliance with any applicable expense limitations.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average net assets. The expenses which the Fund may pay include: preparing

                                       7                              Prospectus
and distributing prospectuses and other sales material; advertising and public relations expenses; payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.

Brokerage transactions.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.


Investor Guide

How to purchase shares of the Fund.

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (888) 263-6443. First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018, an affiliate of the Administrator, is the principal underwriter ("Distributor") of the Funds' shares.

You may send money to the Fund by mail.

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to The Al Frank Fund) to the Fund's Shareholder Servicing Agent, American Data Services, Inc. at the following address:

The Al Frank Fund
P.O. Box 641265
Cincinnati, OH 45264-1265

If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

The Al Frank Fund
c/o Star Bank, N.A.
Mutual Fund Custody Department
425 Walnut Street, M.L. 6118,
Sixth Floor
Cincinnati, Ohio 45202

You may wire money to the Fund.

Before sending a wire, you should call the Fund at (888) 263-6443 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number.

Prospectus                             8

It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire.

You should then ask your bank to wire money to:

Star Bank, N.A. Cinti/Trust
ABA # 0420-0001-3
for credit to The Al Frank Fund
DDA # 488877309
for further credit to [your name and account number]

Your bank may charge you a fee for sending a wire to the Fund.

You may purchase shares through an investment dealer.

You may be able to invest in shares of the Fund through an investment broker or dealer, if the broker/dealer has made arrangements with the Distributor. The broker/dealer may place an order for you with the Fund; the price you will pay will be the net asset value which is next calculated after receipt of the order from the broker/dealer. It is the responsibility of the broker/dealer to place your order promptly. A broker, dealer, or other agent may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The broker/dealer may also hold the shares you purchase in its omnibus account rather than in your name in the records of the Fund's transfer agent. The Fund may reimburse the broker, dealer, or other agent for maintaining records of your account as well as for other services provided to you. Your broker/dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the broker/dealer promptly.

Minimum investments.

The minimum initial investment in the Fund is $5,000. The minimum subsequent investment is $500. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $2,000 and $250, respectively.

Subsequent investments.

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 263-6443. You may also make additional purchases through an investment dealer, as described above.

When is money invested in the Fund?

Any money received for investment in the Fund from an investor,

                                       9                              Prospectus
whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, currently 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

What is the net asset value of the Fund?

The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

Other information

The Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates; all shares are normally held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Fund.

Services Available to Shareholders

Retirement Plans.

You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

Automatic investing by check.

You may make  regular  monthly  investments  in the  Fund  using  the

Prospectus                             10

Automatic Investment Plan. A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $250), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

Automatic withdrawals.

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. No redemption fee will apply to redemptions made under the Automatic Withdrawl Program. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem Your Shares

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading. You will be charged a 2.00% redemption fee, payable to the Fund, on shares redeemed within 6 months of the purchase date. The fee will be applied on a first-in, first-out basis and will not be applicable to shares purchased prior to April 20, 1998.

Redemption in writing.

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

The Al Frank Fund
150 Motor Parkway, Suite 109
Hauppauge, New York 11788

Signature guarantee.

If the value of the shares you wish to redeem exceeds $5,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and

                                       11                             Prospectus
savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemption by telephone.

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (888) 263-6443 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

What price is used for a redemption?

The redemption price is the net asset value of the Fund's shares less the redemption fee (if applicable), next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When are redemption payments made?

As noted above, redemption payments for telephone redemptions are sent on the day

Prospectus                             12
after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Repurchases from dealers.

The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption,  including a signature guarantee,  and the Fund may cancel the order
if  these  documents  are  not  received   promptly.

Other information about redemptions.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

Distributions and Taxes

Dividends and Distributions.

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously

                                       13                             Prospectus
requested in writing to the Shareholder Servicing Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held. The maximum capital gains tax rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisors concerning federal, state and local taxation of distributions from the Fund.

General Information

The Trust.

The Trust was organized as a Delaware business trust on October 3, 1996. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Board may

Prospectus                             14
also authorize the issuance of additional classes of shares for an existing series. The fiscal year of the Fund ends on December 31.

Shareholder Rights.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information.

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries.

Shareholder  inquiries should be directed to the Shareholder  Servicing Agent at
(888) 263-6443.

                                     Advisor

                            Al Frank Asset Management
                           465 Forest Avenue, Suite I
                         Laguna Beach, California 92651


                                   Distributor

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    Custodian

                                 Star Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202


                                 Transfer Agent

                             American Data Services
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788


                                    Auditors

                           McGladrey & Pullen, L.L.P.
                           555 Fifth Avenue, 8th Floor
                          New York, New York 10017-2416


                                  Legal Counsel

                    Paul, Hastings, Janofsky & Walker, L.L.P.
                              345 California Street
                         San Francisco, California 94104




                                The Al Frank Fund


                                   [PICTURE]

PROSPECTUS
December 29, 1997
Supplemented March 23, 1998



The Al Frank Fund
465 Forest Avenue, Suite I
Laguna Beach, CA 92651
(888) 263-6443